SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:     August 13, 2002

State Street Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

Item 5.    Other Events.

On August 13, 2002, Registrant announced that it has entered into a definitive agreement to sell its Corporate Trust business to U.S. Bank, N.A., the lead bank of U.S. Bancorp.

The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

            (c)     Exhibits.

            99.1     Form of press release dated August 13, 2002

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/Stefan M. Gavell
Name:	Stefan M. Gavell
Title:	Executive Vice President and Chief Financial Officer

Date: August 13, 2002

EXHIBIT INDEX

Exhibit

99.1     Form of press release dated August 13, 2002